                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04491

                        Van Kampen Limited Duration Fund
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


                   522 Fifth Avenue, New York, New York 10036
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
                   522 Fifth Avenue, New York, New York 10036
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/07

Item 1. Reports to Shareholders.

The Fund's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Limited Duration Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/07

                            A SHARES             B SHARES             C SHARES           I SHARES
                         since 6/16/86        since 11/5/91        since 5/10/93      since 8/12/05
----------------------------------------------------------------------------------------------------
                                   W/MAX                W/MAX                W/MAX
                                   2.25%                2.00%                 .75%
AVERAGE ANNUAL         W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES      W/O SALES
TOTAL RETURNS           CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE      CHARGES

Since Inception          4.92%      4.81%     3.63%      3.63%     3.57%     3.57%        3.80%

10-year                  3.96       3.73      3.51       3.51      3.42      3.42           --

5-year                   2.33       1.87      1.82       1.82      1.82      1.82           --

1-year                   4.86       2.49      4.29       2.30      4.31      3.57         5.02

6-month                  2.14      -0.17      1.77      -0.22      1.87      1.13         2.13
----------------------------------------------------------------------------------------------------

30-Day SEC Yield             4.33%                3.88%                3.91%              4.59%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 2.25 percent for Class A shares, a contingent deferred sales charge of 2.00 percent for Class B shares in year one and declining to zero after year four, a contingent deferred sales charge of 0.75 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares, up to 1.00 percent for Class B shares and up to 0.65 percent for Class C shares. The since inception and ten-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) institutional clients with assets of at least $1 million and (iv) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding nonincome items as prescribed by the SEC. Yields are subject to change. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

The Lehman Brothers 1-5 Year Government/Credit Index is an unmanaged, broad-based market index that is composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. government agencies and quasi-federal corporations and fixed rate dollar denominated SEC registered corporate debt that are rated investment grade. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007

MARKET CONDITIONS

The economy grew at a sluggish pace in the first quarter of the year, due to various factors including a weak housing market, inventory corrections by manufacturers, rising energy prices, and the restructuring of the auto industry. In the second quarter, however, capital spending in the industrial sector increased, business began rebuilding inventories, the housing sector stabilized somewhat, and employment growth remained strong. At the same time, while some measures of inflation remained elevated, core personal consumption expenditure
(PCE)--the Federal Open Market Committee's (the "Fed") preferred measure of inflation--fell to 1.2 percent, within the Fed's comfort zone. These trends indicated a rebound in economic growth and effectively dispelled expectations of a near-term ease in Fed monetary policy, which caused yields to move higher across the Treasury curve. Throughout the period, the Fed maintained the target federal funds rate at 5.25 percent, but reiterated that risks of inflation remain a primary concern.

Concerns surrounding sub-prime mortgage lending persisted throughout the period, reaching their peak in mid-June with the highly publicized failure of two large mortgage-related hedge funds. This news fueled a flight-to-quality Treasury market rally in the last weeks of the month, causing yields to decline and spreads in most sectors to widen. Overall, however, yields finished the period higher and the yield-curve steepened.

With regard to the mortgage market, higher-coupon mortgage-backed securities outperformed equal-duration Treasuries, while lower-coupon issues lagged. Yield spreads over Treasuries (a measure of investors' willingness to assume risk) on short duration agency securities and AAA-rated asset backed securities (ABS) widened marginally during the period. The broad re-pricing of credit risk late in the period adversely impacted the corporate bond market, which was already under pressure from leveraged buyout (LBO) activity. Prior to this shift in sentiment, lower-quality issues had outperformed higher-quality issues as investor's quest for yield market had produced a strong demand for lower-rated issues, leading to strong outperformance. Much of this outperformance was lost in June as credit spreads increased.

PERFORMANCE ANALYSIS

Van Kampen Limited Duration Fund Class A and I shares outperformed and Class B and C shares underperformed the Lehman Brothers 1-5 Year Government/Credit Index for the six months ended June 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007

---------------------------------------------------------------------
                                               LEHMAN BROTHERS
                                                  1-5 YEAR
                                              GOVERNMENT/CREDIT
      CLASS A   CLASS B   CLASS C   CLASS I         INDEX

       2.14%     1.77%     1.87%     2.13%          1.94%
---------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The primary driver of the Fund's performance during the reporting period was its defensive duration positioning. We maintained a lower overall duration (a measure of interest-rate sensitivity) than that of the benchmark Lehman Brothers 1-5 Year Government/Credit Index, which proved additive to performance as interest rates rose across the Treasury curve throughout the period.

The Fund was also positioned defensively in that its mortgage and corporate credit holdings were underweighted relative to the benchmark. The Fund's emphasis on higher-quality securities helped performance, particularly in June when spreads widened considerably. At that time, however, the Fund's holdings within financial services did detract somewhat from performance as this sector underperformed other sectors.

Although the widening of mortgage spreads in June hurt the performance of the Fund's holdings in this sector, this was more than offset by the benefits of our emphasis on higher-coupon mortgages. We favored higher-coupon mortgages over current coupon mortgages because their slower pre-payment rates make them less sensitive to rising interest rates. Given that rates rose over the course of the reporting period and higher-coupon mortgages outperformed, the portfolio's overweight here proved particularly additive to performance. The re-setting of coupons on certain agency and non-agency adjustable rate mortgage (ARM) holdings also helped boost returns.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

ASSET ALLOCATION AS OF 6/30/07
CMO                                                              44.6%
Corporate Bonds                                                  30.4
Asset Backed Securities                                          14.9
FNMA                                                              6.7
FHLMC                                                             0.6
GNMA                                                              0.2
                                                                -----
Total Long-Term Investments                                      97.4
Total Short-Term Investments                                      4.3
                                                                -----
Total Investments                                               101.7
Liabilities in Excess of Other Assets                           (1.7)
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/07 - 6/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   1/1/07           6/30/07       1/1/07-6/30/07
Class A
  Actual......................................    $1,000.00        $1,021.37          $4.61
  Hypothetical................................     1,000.00         1,020.23           4.61
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,017.74           7.10
  Hypothetical................................     1,000.00         1,017.75           7.10
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,018.73           7.11
  Hypothetical................................     1,000.00         1,017.75           7.10
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,021.28           3.91
  Hypothetical................................     1,000.00         1,020.93           3.91
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.92%, 1.42%, 1.42% and 0.78% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY        VALUE
-----------------------------------------------------------------------------------------------
          COLLATERALIZED MORTGAGE OBLIGATIONS  44.6%
$1,125    American Home Mortgage Assets.................... 5.560%    02/25/37     $  1,125,000
 1,150    American Home Mortgage Assets (a)................ 5.579     08/30/36        1,154,512
   182    American Home Mortgage Trust (a)................. 4.340     02/25/44          183,086
 1,108    American Home Mortgage Trust (a)................. 5.510     05/25/47        1,107,873
   860    Banc of America Funding Corp (b)................. 6.222     09/20/46          862,636
 1,360    Bank of America Mortgage Securities (a).......... 4.368     01/25/35        1,333,086
   969    Bear Stearns Mortgage Funding Trust (a).......... 5.500     03/25/36          971,035
   710    Bear Stearns Mortgage Funding Trust (a).......... 5.530     01/25/37          711,361
   827    Bear Stearns Mortgage Funding Trust (a).......... 5.570     07/25/36          825,581
   411    Citigroup Mortgage Loan Trust, Inc. (b).......... 4.542     09/25/34          410,381
   463    Citigroup Mortgage Loan Trust, Inc. (b).......... 5.270     08/25/34          465,066
 4,037    Countrywide Alternative Loan Trust (REMIC) (c)... 2.476     03/20/46          170,526
 3,140    Countrywide Alternative Loan Trust (c)........... 2.984     02/25/37          153,076
   807    Countrywide Alternative Loan Trust (a)........... 5.500     03/25/35          775,635
   683    Countrywide Alternative Loan Trust (a)........... 5.510     11/25/46          684,444
   728    Countrywide Alternative Loan Trust (a)........... 5.530     09/25/35          728,567
   983    Countrywide Alternative Loan Trust (a)........... 5.550     08/25/46          986,252
 1,299    Countrywide Alternative Loan Trust (a)........... 5.570     10/25/36        1,299,225
   424    Countrywide Alternative Loan Trust (a)........... 5.610     10/25/35          424,467
 1,165    Countrywide Alternative Loan Trust (a)........... 5.700     10/25/35        1,171,295
   910    Countrywide Alternative Loan Trust (a)........... 5.710     12/20/35          913,797
   602    Countrywide Alternative Loan Trust (a)........... 6.729     02/25/36          605,698
   988    Countrywide Alternative Loan Trust (REMIC) (a)... 5.500     02/25/35          979,622
   795    Countrywide Home Loan Mortgage Trust (b)......... 4.367     06/25/35          790,011
   438    Countrywide Home Loan Mortgage Trust (b)......... 4.568     11/20/34          432,786
   950    DSLA Mortgage Loan Trust (a)..................... 5.520     09/19/36          952,002
   952    DSLA Mortgage Loan Trust (a)..................... 5.619     08/19/45          957,086
 1,471    DSLA Mortgage Loan Trust (a)..................... 5.690     09/19/35        1,478,503
   918    Federal Home Loan Mortgage Corp. ................ 7.500     09/15/29          955,172
   418    Federal National Mortgage Association............ 5.500     01/25/24          417,483
   631    Federal National Mortgage Association............ 6.500     06/25/35          647,408
   910    First Horizon Alternative Mortgage Securities.... 6.000     02/25/37          910,530
   286    First Horizon Mortgage Pass Through Trust (a).... 5.106     10/25/34          285,716
   355    Government National Mortgage Association (REMIC)
          (a).............................................. 5.719     09/16/19          358,068
                                                                     08/25/45 to
 4,868    Greenpoint Mortgage Funding Trust (REMIC) (c).... 3.185     10/25/45          144,571
   686    Greenpoint Mortgage Funding Trust (a)............ 7.026     08/25/36          703,053
   900    GSR Mortgage Loan Trust (a)...................... 5.580     08/25/46          902,362
 3,574    Harborview Mortgage Loan Trust (b) (c)........... 1.657     06/19/35           80,976
 3,302    Harborview Mortgage Loan Trust (b) (c)........... 1.966     05/19/35           75,851
 5,338    Harborview Mortgage Loan Trust (b) (c)........... 2.256     01/19/36          133,440
 2,097    Harborview Mortgage Loan Trust (b) (c)........... 2.490     01/19/36           60,302
   719    Harborview Mortgage Loan Trust (a)............... 5.520     02/19/37          720,139
 1,154    Harborview Mortgage Loan Trust (a)............... 5.560     11/19/36        1,150,738

See Notes to Financial Statements                                             11

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY        VALUE
-----------------------------------------------------------------------------------------------
          COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                                                                     12/19/37 to
$2,854    Harborview Mortgage Loan Trust (a)............... 5.570%    08/21/46     $  2,862,750
   991    Harborview Mortgage Loan Trust (a)............... 5.600     10/19/46          996,448
   584    Harborview Mortgage Loan Trust (a)............... 5.699     11/19/35          586,441
   887    Harborview Mortgage Loan Trust (a)............... 5.770     06/20/35          890,425
   234    Harborview Mortgage Loan Trust (a)............... 5.920     06/20/35          236,099
                                                                     01/19/36 to
 2,530    Harborview Mortgage Loan Trust (a)............... 7.028     02/19/36        2,571,484
                                                                     07/20/36 to
     2    Harborview Mortgage Loan Trust (REMIC) (d).......   *       03/19/37            1,635
 3,944    Harborview Mortgage Loan Trust (REMIC) (b) (c)... 2.315     03/19/37          169,450
 6,269    Harborview Mortgage Loan Trust (REMIC) (b) (c)... 2.435     07/19/47          222,351
   260    Indymac Index Mortgage Loan Trust (a)............ 5.820     07/25/34          260,050
 2,756    Indymac Index Mortgage Loan Trust (REMIC) (b)
          (c).............................................. 1.237     07/25/35           86,133
   800    JPMorgan Chase Commercial Mortgage Securities
          Corp. (f)........................................ 5.724     06/15/49          803,711
   847    Luminent Mortgage Trust (a)...................... 5.520     10/25/46          849,729
   791    Luminent Mortgage Trust (a)...................... 5.550     05/25/46          792,292
   583    Luminent Mortgage Trust (REMIC) (a).............. 5.560     01/25/36          584,659
                                                                     02/25/37 to
 2,007    Residential Accredit Loans, Inc. (a)............. 5.510     01/25/46        2,002,973
 1,047    Residential Accredit Loans, Inc. (a)............. 5.519     01/25/37        1,046,271
                                                                     06/25/37 to
 1,360    Residential Accredit Loans, Inc. (a)............. 5.580     02/25/47        1,359,608
   373    Residential Accredit Loans, Inc. (a)............. 5.620     06/25/37          373,038
   506    Residential Accredit Loans, Inc. (a)............. 5.650     02/25/46          507,292
   732    Residential Accredit Loans, Inc. (a)............. 5.719     10/25/45          735,932
 1,123    Residential Accredit Loans, Inc. (REMIC) (a)..... 5.550     06/25/46        1,122,226
   306    Residential Accredit Loans, Inc. (REMIC) (a)..... 5.580     02/25/46          306,198
   285    Residential Accredit Loans, Inc. (REMIC) (a)..... 5.590     02/25/46          285,208
   791    Structured Asset Mortgage Investments, Inc.
          (a).............................................. 5.510     02/25/37          793,023
 1,007    Structured Asset Mortgage Investments, Inc.
          (a).............................................. 5.519     03/25/36        1,009,343
 1,142    Structured Asset Mortgage Investments, Inc.
          (a).............................................. 5.530     01/25/37        1,143,682
 1,275    Structured Asset Mortgage Investments, Inc.
          (REMIC) (a)...................................... 5.630     02/25/36        1,280,937
 1,724    Washington Mutual, Inc. (c)...................... 0.654     06/25/44           28,019
 3,194    Washington Mutual, Inc. (c)...................... 1.226     06/25/44           53,393
 4,536    Washington Mutual, Inc. (c)...................... 1.301     10/25/44           75,838
                                                                     12/25/46 to
 1,671    Washington Mutual, Inc. (a)...................... 5.520     02/25/47        1,673,119
   703    Washington Mutual, Inc. (a)...................... 5.659     11/25/45          704,634
   738    Washington Mutual, Inc. (a)...................... 5.988     08/25/46          739,439
 1,352    Washington Mutual, Inc. (a)...................... 6.026     08/25/46        1,354,062
   360    Washington Mutual, Inc. (REMIC) (a).............. 5.680     07/25/45          361,421
                                                                     04/25/46 to
 1,877    Washington Mutual, Inc. (REMIC) (a).............. 5.969     05/25/46        1,877,659

 12                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY        VALUE
-----------------------------------------------------------------------------------------------
          COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$1,408    Wells Fargo Mortgage Backed Securities Trust
          (a).............................................. 4.109%    06/25/35     $  1,387,813
   543    Wells Fargo Mortgage Backed Securities Trust
          (a).............................................. 4.421     09/25/34          547,495
   108    Wells Fargo Mortgage Backed Securities Trust
          (b).............................................. 5.411     07/25/34          108,183
                                                                                   ------------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS  44.6%......................     62,988,881
                                                                                   ------------

          CORPORATE BONDS  30.4%
          AUTOMOTIVE  0.9%
   800    American Honda Finance Corp. (e)................. 3.850     11/06/08          784,130
   155    Daimler Chrysler NA Holding...................... 4.050     06/04/08          152,859
   345    Daimler Chrysler NA Holding (a).................. 5.770     03/13/09          346,595
                                                                                   ------------
                                                                                      1,283,584
                                                                                   ------------
          BANKING  5.7%
   585    Bank of America Corp. ........................... 3.375     02/17/09          567,809
   250    Bank of New York Co., Inc. ...................... 5.200     07/01/07          250,000
   325    Citicorp......................................... 6.375     11/15/08          329,367
   255    JPMorgan Chase & Co. ............................ 6.000     02/15/09          257,254
 1,010    MBNA Corp. ...................................... 5.625     11/30/07        1,011,435
   365    MBNA Corp. (a)................................... 5.786     05/05/08          366,456
   365    Popular North America, Inc. ..................... 5.650     04/15/09          364,918
   700    Santander Central Hispano Issuances Ltd. (Cayman
          Islands)......................................... 7.625     11/03/09          734,037
   640    Sovereign Bancorp (a)............................ 5.590     03/23/10          640,589
   100    Sovereign Bank................................... 4.000     02/01/08           99,166
   620    SunTrust Bank Atlanta............................ 4.550     05/25/09          611,187
   735    Unicredito Luxembourg Finance (Luxembourg) (a)
          (e).............................................. 5.405     10/24/08          735,437
   250    U.S. Bank NA..................................... 3.700     08/01/07          249,687
   865    Wachovia Corp. .................................. 5.350     03/15/11          861,205
   320    Washington Mutual, Inc. ......................... 4.000     01/15/09          313,180
   305    Washington Mutual, Inc. ......................... 8.250     04/01/10          324,740
   390    Wells Fargo Co. ................................. 3.120     08/15/08          379,050
                                                                                   ------------
                                                                                      8,095,517
                                                                                   ------------
          BROKERAGE  1.3%
   170    Citigroup, Inc. ................................. 3.625     02/09/09          165,634
   960    Goldman Sachs Group, Inc. ....................... 4.125     01/15/08          954,110
   426    World Financial Properties (e)................... 6.910     09/01/13          439,657
   285    World Financial Properties (e)................... 6.950     09/01/13          294,843
                                                                                   ------------
                                                                                      1,854,244
                                                                                   ------------
          CHEMICALS  0.1%
   190    ICI Wilmington................................... 4.375     12/01/08          186,862
                                                                                   ------------

          CONSTRUCTION MACHINERY  0.3%
   450    Caterpillar Financial Services Corp., Ser F...... 3.625     11/15/07          447,111
                                                                                   ------------

          CONSUMER PRODUCTS  0.3%
   495    Clorox Co. (a)................................... 5.485     12/14/07          495,303
                                                                                   ------------

See Notes to Financial Statements                                             13

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY        VALUE
-----------------------------------------------------------------------------------------------
          DISTRIBUTORS  0.8%
$  180    KeySpan Corp. ................................... 4.900%    05/16/08     $    179,144
   925    Sempra Energy.................................... 4.750     05/15/09          914,831
                                                                                   ------------
                                                                                      1,093,975
                                                                                   ------------
          DIVERSIFIED MANUFACTURING  0.9%
   435    Brookfield Assets Management, Inc. (Canada)...... 8.125     12/15/08          450,412
   458    Cooper Industries, Inc. ......................... 5.250     07/01/07          458,000
   420    Textron Financial Corp. ......................... 4.125     03/03/08          416,664
                                                                                   ------------
                                                                                      1,325,076
                                                                                   ------------
          ELECTRIC  4.5%
   495    Baltimore Gas & Electric Co. .................... 6.625     03/15/08          498,339
   640    Carolina Power & Light Co. ...................... 6.800     08/15/07          640,769
   375    Detroit Edison Co. .............................. 6.125     10/01/10          381,962
   350    Dominion Resources, Inc. ........................ 5.687     05/15/08          350,495
   200    Duke Energy Co. ................................. 3.750     03/05/08          197,773
   565    Entergy Gulf States, Inc. (a).................... 5.760     12/01/09          565,036
   555    FPL Group Capital, Inc. ......................... 5.551     02/16/08          554,751
   260    NiSource Finance Corp. (a)....................... 5.930     11/23/09          260,548
   745    Ohio Power Co. (a)............................... 5.530     04/05/10          745,998
   940    Peco Energy Co. ................................. 3.500     05/01/08          924,924
   225    Public Service Co. of Colorado................... 6.875     07/15/09          230,660
   400    Southwestern Public Service Co. ................. 6.200     03/01/09          403,425
   400    Texas-New Mexico Power Co. ...................... 6.250     01/15/09          403,329
   205    Wisconsin Electric Power Co. .................... 3.500     12/01/07          203,347
                                                                                   ------------
                                                                                      6,361,356
                                                                                   ------------
          FOOD & BEVERAGE  0.4%
   505    General Mills, Inc. ............................. 3.875     11/30/07          501,912
                                                                                   ------------

          FOOD/BEVERAGE  1.6%
   660    Kraft Foods, Inc. ............................... 4.125     11/12/09          639,729
   460    Miller Brewing Co. (e)........................... 4.250     08/15/08          453,175
   545    Sara Lee Corp. .................................. 2.750     06/15/08          530,134
   570    Yum! Brands, Inc. ............................... 7.650     05/15/08          579,197
                                                                                   ------------
                                                                                      2,202,235
                                                                                   ------------
          HEALTH CARE  0.7%
   550    Baxter International, Inc. ...................... 5.196     02/16/08          549,278
   415    Unitedhealth Group, Inc. ........................ 4.125     08/15/09          405,139
    30    UnitedHealth Group, Inc. (a)..................... 5.440     03/02/09           30,017
                                                                                   ------------
                                                                                        984,434
                                                                                   ------------
          INTEGRATED ENERGY  0.3%
   430    Consumers Energy Co., Ser H...................... 4.800     02/17/09          424,955
                                                                                   ------------

          LIFE INSURANCE  1.9%
   140    AXA Financial, Inc. ............................. 6.500     04/01/08          141,008
   500    Hartford Financial Services Group................ 5.550     08/16/08          500,563
   475    John Hancock Financial Services, Inc. ........... 5.625     12/01/08          476,665

 14                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY        VALUE
-----------------------------------------------------------------------------------------------
          LIFE INSURANCE (CONTINUED)
$  865    Met Life Global Funding I (e).................... 4.625%    08/19/10     $    845,999
   750    Monumental Global Funding II (e)................. 4.375     07/30/09          734,378
                                                                                   ------------
                                                                                      2,698,613
                                                                                   ------------
          MEDIA-CABLE  0.6%
   348    Cox Communications, Inc. (a)..................... 5.909     12/14/07          348,770
   160    Lenfest Communications, Inc. .................... 7.625     02/15/08          161,872
   375    Time Warner, Inc. (a)............................ 5.590     11/13/09          375,567
                                                                                   ------------
                                                                                        886,209
                                                                                   ------------
          MEDIA-NONCABLE  0.3%
   165    Viacom, Inc. (a)................................. 5.710     06/16/09          165,575
   300    Viacom, Inc. .................................... 5.750     04/30/11          299,819
                                                                                   ------------
                                                                                        465,394
                                                                                   ------------
          NONCAPTIVE-CONSUMER  1.2%
   510    CIT Group, Inc. ................................. 4.750     08/15/08          505,811
   705    Countrywide Home Loans, Inc. .................... 3.250     05/21/08          691,104
   580    SLM Corp. ....................................... 4.000     01/15/10          540,081
                                                                                   ------------
                                                                                      1,736,996
                                                                                   ------------
          NONCAPTIVE-CONSUMER FINANCE  2.2%
   825    American General Finance Corp. .................. 4.625     09/01/10          803,637
 1,100    HSBC Finance Corp. .............................. 6.750     05/15/11        1,142,795
   285    International Lease Finance Corp. ............... 4.625     06/02/08          282,865
   450    Residential Capital LLC.......................... 6.000     02/22/11          435,785
   420    Residential Capital LLC.......................... 6.375     06/30/10          414,856
                                                                                   ------------
                                                                                      3,079,938
                                                                                   ------------
          NONCAPTIVE-DIVERSIFIED  0.2%
   275    Capmark Financial Group, Inc. (e)................ 5.875     05/10/12          271,679
                                                                                   ------------

          PROPERTY & CASUALTY INSURANCE  0.3%
   355    St. Paul Travelers Cos., Inc. ................... 5.010     08/16/07          354,857
                                                                                   ------------

          PHARMACEUTICALS  0.3%
   430    Hospira, Inc. (a)................................ 5.830     03/30/10          431,351
                                                                                   ------------

          PIPELINES  0.4%
   545    Enbridge Energy Partners......................... 4.000     01/15/09          533,028
                                                                                   ------------

          RAILROADS  0.8%
   350    Burlington Northern Santa Fe Corp. .............. 6.125     03/15/09          353,840
   155    Union Pacific Corp. ............................. 6.625     02/01/08          156,016
   575    Union Pacific Corp. ............................. 6.790     11/09/07          577,137
                                                                                   ------------
                                                                                      1,086,993
                                                                                   ------------
          REFINING  0.5%
   660    Valero Energy Corp. ............................. 3.500     04/01/09          640,198
                                                                                   ------------

See Notes to Financial Statements                                             15

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY        VALUE
-----------------------------------------------------------------------------------------------
          REAL ESTATE MANAGEMENT INVESTMENT TRUSTS  0.6%
$  475    iStar Financial, Inc. (a)........................ 5.710%    03/09/10     $    475,833
   325    Simon Property Group LP.......................... 6.375     11/15/07          325,938
                                                                                   ------------
                                                                                        801,771
                                                                                   ------------
          RETAILERS  1.7%
   385    CVS Corp. ....................................... 4.000     09/15/09          372,809
   415    Home Depot, Inc. (a)............................. 5.485     12/16/09          414,590
   365    JC Penney Corp., Inc. ........................... 7.375     08/15/08          370,277
 1,235    May Department Stores Co. ....................... 3.950     07/15/07        1,234,367
                                                                                   ------------
                                                                                      2,392,043
                                                                                   ------------
          SERVICES  0.2%
   260    FedEx Corp. ..................................... 5.500     08/15/09          260,354
                                                                                   ------------

          SUPERMARKETS  0.4%
   305    Fred Meyer, Inc. ................................ 7.450     03/01/08          308,852
   260    Safeway, Inc. ................................... 7.500     09/15/09          270,444
                                                                                   ------------
                                                                                        579,296
                                                                                   ------------
          WIRELINE  1.0%
   640    AT&T, Inc. (a)................................... 5.455     02/05/10          641,126
   355    Sprint Nextel Corp. (a).......................... 5.760     06/28/10          355,194
   475    Telecom Italia Capital (Luxembourg).............. 4.875     10/01/10          462,998
                                                                                   ------------
                                                                                      1,459,318
                                                                                   ------------
          TOTAL CORPORATE BONDS  30.4%..........................................     42,934,602
                                                                                   ------------

          ASSET BACKED SECURITIES  14.9%
   375    Ameriquest Mortgage Securities, Inc. (a)......... 6.470     08/25/34          376,866
 1,009    Capital Auto Receivables Asset Trust............. 4.050     07/15/09        1,004,898
 1,075    Capital Auto Receivables Asset Trust............. 4.980     05/15/11        1,070,893
   400    Capital Auto Receivables Asset Trust............. 5.030     10/15/09          399,040
 1,400    Capital Auto Receivables Asset Trust............. 5.380     07/15/10        1,400,853
   575    Capital One Auto Finance Trust................... 5.070     07/15/11          573,341
 1,075    Caterpillar Financial Asset Trust................ 5.570     05/25/10        1,078,498
 1,024    Chase Manhattan Auto Owner Trust................. 2.830     09/15/10        1,011,521
   117    CIT Equipment.................................... 3.500     09/20/08          116,120
   750    CIT Equipment.................................... 5.070     02/20/10          747,648
   675    Ford Credit Auto Owner Trust..................... 5.050     03/15/10          673,764
 1,100    Ford Credit Auto Owner Trust..................... 5.260     10/15/10        1,098,963
 1,200    Ford Credit Auto Owner Trust..................... 5.400     08/15/11        1,200,563
   860    GE Equipment Small Ticket LLC (e)................ 4.380     07/22/09          855,838
 1,099    GE Equipment Small Ticket LLC (e)................ 4.880     10/22/09        1,096,201
 1,610    Harley-Davidson Motorcycle Trust................. 3.560     02/15/12        1,586,860
 1,100    Harley-Davidson Motorcycle Trust................. 4.070     02/15/12        1,085,322
   675    Hertz Vehicle Financial (e)...................... 4.930     02/25/10          670,700
   674    Honda Auto Receivables Owner Trust............... 3.060     10/21/09          670,340
   925    Honda Auto Receivables Owner Trust............... 4.850     10/19/09          923,063
   592    Lehman XS Trust (a).............................. 5.620     02/25/46          593,759

 16                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY        VALUE
-----------------------------------------------------------------------------------------------
          ASSET BACKED SECURITIES (CONTINUED)
$  862    National City Auto Receivable Trust.............. 2.880%    05/15/11     $    848,939
   630    New Century Home Equity Loan Trust............... 4.461     08/25/35          625,315
   650    Nissan Auto Receivables Owner Trust.............. 5.440     04/15/10          651,590
   761    USAA Auto Owner Trust............................ 2.670     10/15/10          759,733
                                                                                   ------------
          TOTAL ASSET BACKED SECURITIES  14.9%..................................     21,120,628
                                                                                   ------------

          MORTGAGE BACKED SECURITIES  5.0%
     3    Federal Home Loan Mortgage Corp. ................ 6.500     01/01/33            3,505
                                                                      10/01/29
   405    Federal Home Loan Mortgage Corp. ................ 7.500    to 09/01/32        422,852
     4    Federal Home Loan Mortgage Corp. ................ 9.250     12/01/15            3,851
 1,750    Federal National Mortgage Association, July...... 7.500        TBA          1,810,156
                                                                      11/01/23
 1,261    Federal National Mortgage Association............ 6.500    to 11/01/33      1,284,195
                                                                      03/01/26
 1,400    Federal National Mortgage Association............ 7.000    to 03/01/32      1,451,548
                                                                      12/01/28
 1,719    Federal National Mortgage Association............ 7.500    to 09/01/32      1,795,751
                                                                     03/01/16 to
    31    Federal National Mortgage Association............ 9.500     04/01/20           33,196
                                                                     07/15/28 to
    14    Government National Mortgage Association......... 7.500     08/15/28           14,378
                                                                      07/15/16
     1    Government National Mortgage Association......... 9.500    to 11/15/18          1,335
                                                                      11/15/16
    70    Government National Mortgage Association......... 10.000   to 01/15/19         76,962
    13    Government National Mortgage Association......... 10.500    02/15/18           14,912
    90    Government National Mortgage Association......... 11.000    11/15/18          100,425
                                                                                   ------------
          TOTAL MORTGAGE BACKED SECURITIES......................................      7,013,066
                                                                                   ------------

          ADJUSTABLE RATE MORTGAGE BACKED SECURITIES  2.5%
   431    Federal Home Loan Mortgage Corp. ................ 3.695     07/01/34          431,547
   195    Federal National Mortgage Association............ 4.416     06/01/34          196,409
   177    Federal National Mortgage Association............ 4.165     09/01/34          177,282
   786    Federal National Mortgage Association............ 4.282     04/01/35          784,546
   409    Federal National Mortgage Association............ 4.492     07/01/34          410,819
   344    Federal National Mortgage Association............ 4.552     04/01/35          343,010
 1,060    Federal National Mortgage Association............ 4.710     09/01/35        1,046,524
   206    Federal National Mortgage Association............ 6.914     09/01/19          206,602
                                                                                   ------------
          TOTAL ADJUSTABLE RATE MORTGAGE BACKED SECURITIES......................      3,596,739
                                                                                   ------------

TOTAL LONG-TERM INVESTMENTS  97.4%
  (Cost $138,463,791)...........................................................    137,653,916
                                                                                   ------------

See Notes to Financial Statements                                             17

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

DESCRIPTION                                                                         VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.3%
REPURCHASE AGREEMENTS  4.2%
Citigroup Global Markets, Inc. ($1,881,725 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 5.33%,
  dated 06/29/07, to be sold on 07/02/07 at $1,882,561)......................   $    1,881,725
State Street Bank & Trust Co. ($4,072,275 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 4.85%,
  dated 06/29/07, to be sold on 07/02/07 at $4,073,921)......................        4,072,275
                                                                                --------------
TOTAL REPURCHASE AGREEMENTS..................................................        5,954,000
                                                                                --------------

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  0.1%
United States Treasury Bill ($125,000.00 par, yielding 4.923%, 07/12/07
  maturity) (g)..............................................................          124,812
                                                                                --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $6,078,812)..........................................................        6,078,812
                                                                                --------------

TOTAL INVESTMENTS  101.7%
  (Cost $144,542,603)........................................................      143,732,728
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.7%)................................       (2,470,912)
                                                                                --------------

NET ASSETS  100.0%...........................................................   $  141,261,816
                                                                                ==============

Percentages are calculated as a percentage of net assets.

The obligations of certain United States government sponsored entities are neither issued nor guaranteed by the United States Treasury.

*   Zero coupon bond

(a) Floating Rate Coupon

(b) Variable Rate Coupon

(c) Interest Only

(d) Principal Only

(e) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f) Security purchased on a when-issued or delayed delivery basis.

(g) All or a portion of this security has been physically segregated in connection with open futures contracts.

REMIC--Real Estate Mortgage Investment Conduits

TBA--To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

 18                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 (UNAUDITED) continued

FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2007:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Notes 10-Year Futures, September 2007
  (Current Notional Value of $105,703 per contract).........    $167         $(280,299)
U.S. Treasury Notes 5-Year Futures, September 2007
  (Current Notional Value of $104,078 per contract).........      31             3,211
SHORT CONTRACTS:
U.S. Treasury Bond Futures, September 2007
  (Current Notional Value of $107,750 per contract).........      97           138,010
U.S. Treasury Notes 2-Year Futures, September 2007
  (Current Notional Value of $203,781 per contract).........     113           (29,905)
                                                                ----         ---------
                                                                 408         $(168,983)
                                                                ====         =========

SWAP AGREEMENTS OUTSTANDING AS OF JUNE 30, 2007:

INTEREST RATE SWAP

                                                                              NOTIONAL    UNREALIZED
                         FLOATING RATE    PAY/RECEIVE    FIXED   EXPIRATION    AMOUNT    APPRECIATION/
COUNTERPARTY                 INDEX       FLOATING RATE   RATE       DATE       (000)     DEPRECIATION
Goldman Sachs Capital
  Markets                USD-LIBOR-BBA      Receive      0.220%    3/20/12     $  355       $  (272)
Goldman Sachs Capital
  Markets                USD-LIBOR-BBA          Pay      5.074    10/05/08      1,500        (6,896)
JP Morgan
  Chase Bank, N.A        USD-LIBOR-BBA          Pay      5.203    10/13/08      1,900        (4,560)
JP Morgan
  Chase Bank, N.A        USD-LIBOR-BBA          Pay      5.225     9/22/08        600         6,572
JP Morgan
  Chase Bank, N.A        USD-LIBOR-BBA          Pay      5.334     1/30/09      1,400        17,243
JP Morgan
  Chase Bank, N.A        USD-LIBOR-BBA          Pay      5.365     6/28/09      2,900         1,085
JP Morgan
  Chase Bank, N.A        USD-LIBOR-BBA          Pay      5.391     6/06/09      2,800         1,877
JP Morgan
  Chase Bank, N.A        USD-LIBOR-BBA          Pay      5.486     6/14/09      2,850         7,295
                                                                                            -------
                                                                                            $22,344
                                                                                            =======

See Notes to Financial Statements                                             19

VAN KAMPEN LIMITED DURATION FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2007 (Unaudited)

ASSETS:
Total Investments (Cost $144,542,603).......................  $143,732,728
Cash........................................................           555
Receivables:
  Interest..................................................       817,588
  Fund Shares Sold..........................................       131,443
  Swap Contracts............................................        34,072
  Principal Paydown.........................................        25,492
Other.......................................................       140,622
                                                              ------------
    Total Assets............................................   144,882,500
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,607,194
  Fund Shares Repurchased...................................       408,235
  Income Distributions......................................       108,050
  Distributor and Affiliates................................        84,249
  Investment Advisory Fee...................................        34,690
  Variation Margin on Futures...............................        34,328
  Swap Contracts............................................        11,728
Trustees' Deferred Compensation and Retirement Plans........       218,769
Accrued Expenses............................................       113,441
                                                              ------------
    Total Liabilities.......................................     3,620,684
                                                              ------------
NET ASSETS..................................................  $141,261,816
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $168,209,315
Net Unrealized Depreciation.................................      (956,514)
Accumulated Undistributed Net Investment Income.............    (1,196,090)
Accumulated Net Realized Loss...............................   (24,794,895)
                                                              ------------
NET ASSETS..................................................  $141,261,816
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $80,686,569 and 7,211,986 shares of
    beneficial interest issued and outstanding).............  $      11.19
    Maximum sales charge (2.25%* of offering price).........          0.26
                                                              ------------
    Maximum offering price to public........................  $      11.45
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $30,590,361 and 2,706,371 shares of
    beneficial interest issued and outstanding).............  $      11.30
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $20,873,877 and 1,856,937 shares of
    beneficial interest issued and outstanding).............  $      11.24
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $9,111,009 and 814,139 shares of
    beneficial interest issued and outstanding).............  $      11.19
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 20                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2007 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $3,687,685
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees
  Class A...................................................      60,597
  Class B...................................................     107,328
  Class C...................................................      75,505
Investment Advisory Fee.....................................     211,032
Transfer Agent Fees.........................................     148,756
Accounting and Administrative Expenses......................      49,415
Reports to Shareholders.....................................      40,594
Registration Fees...........................................      36,703
Custody.....................................................      18,493
Trustees' Fees and Related Expenses.........................      16,647
Professional Fees...........................................      13,435
Other.......................................................      11,892
                                                              ----------
    Total Expenses..........................................     790,397
    Less Credits Earned on Cash Balances....................       4,349
                                                              ----------
    Net Expenses............................................     786,048
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,901,637
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (61,498)
  Futures...................................................      36,380
  Swap Contracts............................................     (25,876)
                                                              ----------
Net Realized Loss...........................................     (50,994)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (923,537)
                                                              ----------
  End of the Period:
    Investments.............................................    (809,875)
    Futures.................................................    (168,983)
    Swap Contracts..........................................      22,344
                                                              ----------
                                                                (956,514)
                                                              ----------
Net Unrealized Depreciation During the Period...............     (32,977)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $  (83,971)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $2,817,666
                                                              ==========

See Notes to Financial Statements                                             21

VAN KAMPEN LIMITED DURATION FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                             FOR THE             FOR THE
                                                         SIX MONTHS ENDED      YEAR ENDED
                                                          JUNE 30, 2007     DECEMBER 31, 2006
                                                         ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................    $  2,901,637       $  5,986,512
Net Realized Loss......................................         (50,994)        (1,258,897)
Net Unrealized Appreciation/Depreciation During the
  Period...............................................         (32,977)         1,204,576
                                                           ------------       ------------
Change in Net Assets from Operations...................       2,817,666          5,932,191
                                                           ------------       ------------

Distributions from Net Investment Income:
  Class A Shares.......................................      (2,028,703)        (4,004,034)
  Class B Shares.......................................        (763,582)        (1,815,966)
  Class C Shares.......................................        (540,531)        (1,255,428)
  Class I Shares.......................................        (161,736)           (90,316)
                                                           ------------       ------------
Total Distributions....................................      (3,494,552)        (7,165,744)
                                                           ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....        (676,886)        (1,233,553)
                                                           ------------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................      25,680,883         36,752,604
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.........................................       2,804,193          5,631,508
Cost of Shares Repurchased.............................     (32,173,966)       (80,371,800)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....      (3,688,890)       (37,987,688)
                                                           ------------       ------------
TOTAL DECREASE IN NET ASSETS...........................      (4,365,776)       (39,221,241)
NET ASSETS:
Beginning of the Period................................     145,627,592        184,848,833
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $(1,196,090) and $(603,175),
  respectively)........................................    $141,261,816       $145,627,592
                                                           ============       ============

 22                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED DECEMBER 31,
CLASS A SHARES                       JUNE 30,     ----------------------------------------------
                                       2007        2006      2005      2004      2003      2002
                                    ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $11.24      $11.33    $11.58    $11.90    $12.17    $12.08
                                      ------      ------    ------    ------    ------    ------
  Net Investment Income (a)........     0.24        0.44      0.31      0.20      0.13      0.28
  Net Realized and Unrealized
    Gain/Loss......................      -0-(d)      -0-(d)  (0.14)    (0.13)      -0-(d)   0.35
                                      ------      ------    ------    ------    ------    ------
Total from Investment Operations...     0.24        0.44      0.17      0.07      0.13      0.63
Less Distributions from Net
  Investment Income................     0.29        0.53      0.42      0.39      0.40      0.54
                                      ------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $11.19      $11.24    $11.33    $11.58    $11.90    $12.17
                                      ======      ======    ======    ======    ======    ======

Total Return* (b)..................    2.14%**     4.00%     1.46%     0.57%     1.04%     5.34%
Net Assets at End of the Period (In
  millions)........................   $ 80.7      $ 79.7    $ 91.9    $151.7    $181.6    $150.3
Ratio of Expenses to Average Net
  Assets*..........................    0.92%       0.86%     0.81%     0.84%     0.72%     0.59%
Ratio of Net Investment Income to
  Average Net Assets*..............    4.32%       3.93%     2.67%     1.73%     1.08%     2.31%
Portfolio Turnover (c).............      34%**       76%       70%      143%      311%      154%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................      N/A         N/A       N/A       N/A     0.79%     0.79%
   Ratio of Net Investment Income
     to Average Net Assets.........      N/A         N/A       N/A       N/A     1.01%     2.11%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 2.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of .50% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may very greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher in previous fiscal years.

(d) Amount is less than $.01 per share.

N/A=Not Applicable

See Notes to Financial Statements                                             23

VAN KAMPEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED DECEMBER 31,
CLASS B SHARES                       JUNE 30,     ----------------------------------------------
                                       2007        2006      2005      2004      2003      2002
                                    ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $11.36      $11.44    $11.69    $12.01    $12.27    $12.18
                                      ------      ------    ------    ------    ------    ------
  Net Investment Income (a)........     0.21        0.39      0.25      0.15      0.08      0.22
  Net Realized and Unrealized
    Gain/Loss......................    (0.01)       0.01     (0.14)    (0.14)      -0-(d)   0.36
                                      ------      ------    ------    ------    ------    ------
Total from Investment Operations...     0.20        0.40      0.11      0.01      0.08      0.58
Less Distributions from Net
  Investment Income................     0.26        0.48      0.36      0.33      0.34      0.49
                                      ------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $11.30      $11.36    $11.44    $11.69    $12.01    $12.27
                                      ======      ======    ======    ======    ======    ======

Total Return* (b)..................    1.77%**     3.53%     0.93%     0.07%     0.62%     4.81%
Net Assets at End of the Period (In
  millions)........................   $ 30.6      $ 36.2    $ 54.3    $ 83.3    $122.7    $138.7
Ratio of Expenses to Average Net
  Assets*..........................    1.42%       1.36%     1.31%     1.34%     1.21%     1.08%
Ratio of Net Investment Income to
  Average Net Assets*..............    3.82%       3.40%     2.19%     1.23%     0.63%     1.81%
Portfolio Turnover (c).............      34%**       76%       70%      143%      311%      154%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................      N/A         N/A       N/A       N/A     1.27%     1.28%
   Ratio of Net Investment Income
     to Average Net Assets.........      N/A         N/A       N/A       N/A     0.57%     1.61%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 2%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher in previous fiscal years.

(d) Amount is less than $.01 per share.

N/A=Not Applicable

 24                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED DECEMBER 31,
CLASS C SHARES                       JUNE 30,     ----------------------------------------------
                                       2007        2006      2005      2004      2003      2002
                                    ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $11.29      $11.38    $11.63    $11.95    $12.21    $12.13
                                      ------      ------    ------    ------    ------    ------
  Net Investment Income (a)........     0.21        0.39      0.25      0.15      0.08      0.21
  Net Realized and Unrealized
    Gain/Loss......................      -0-(d)      -0-(d)  (0.14)    (0.14)      -0-(d)   0.36
                                      ------      ------    ------    ------    ------    ------
Total from Investment Operations...     0.21        0.39      0.11      0.01      0.08      0.57
Less Distributions from Net
  Investment Income................     0.26        0.48      0.36      0.33      0.34      0.49
                                      ------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $11.24      $11.29    $11.38    $11.63    $11.95    $12.21
                                      ======      ======    ======    ======    ======    ======

Total Return* (b)..................    1.87%**     3.46%     0.94%     0.07%     0.63%     4.74%
Net Assets at End of the Period (In
  millions)........................   $ 20.9      $ 26.4    $ 36.9    $ 55.3    $ 83.1    $ 77.3
Ratio of Expenses to Average Net
  Assets*..........................    1.42%       1.36%     1.31%     1.34%     1.21%     1.08%
Ratio of Net Investment Income to
  Average Net Assets*..............    3.82%       3.41%     2.19%     1.23%     0.61%     1.76%
Portfolio Turnover (c).............      34%**       76%       70%      143%      311%      154%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................      N/A         N/A       N/A       N/A     1.28%     1.28%
   Ratio of Net Investment Income
     to Average Net Assets.........      N/A         N/A       N/A       N/A     0.54%     1.56%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of .75%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .65% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher in previous fiscal years.

(d) Amount is less than $.01 per share.

N/A=Not Applicable

See Notes to Financial Statements                                             25

VAN KAMPEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                SIX MONTHS        YEAR         AUGUST 12, 2005
                                                  ENDED          ENDED        (COMMENCEMENT OF
CLASS I SHARES                                   JUNE 30,     DECEMBER 31,     OPERATIONS) TO
                                                   2007           2006        DECEMBER 31, 2005
                                                -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.......   $11.25         $11.33            $11.42
                                                  ------         ------            ------
  Net Investment Income (a)....................     0.25           0.48              0.15
  Net Realized and Unrealized Loss.............    (0.01)         (0.01)            (0.06)
                                                  ------         ------            ------
Total from Investment Operations...............     0.24           0.47              0.09
Less Distributions from Net Investment
  Income.......................................     0.30           0.55              0.18
                                                  ------         ------            ------
NET ASSET VALUE, END OF THE PERIOD.............   $11.19         $11.25            $11.33
                                                  ======         ======            ======

Total Return (b)...............................    2.13%*         4.25%             0.76%*
Net Assets at End of the Period (In
  millions)....................................   $  9.1         $  3.4            $  1.8
Ratio of Expenses to Average Net Assets........    0.78%          0.68%             0.66%
Ratio of Net Investment Income to Average Net
  Assets.......................................    4.52%          4.20%             3.04%
Portfolio Turnover.............................      34%*           76%               70%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 26                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Limited Duration Fund (the "Fund"), is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital. The Fund invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment grade quality corporate bonds, mortgage-related or mortgage-backed securities, asset-backed securities, and certain other debt obligations. The Fund commenced investment operations on June 16, 1986. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Options are valued at the last sale price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At June 30, 2007, the Fund had $2,607,194 of when-issued, delayed delivery, or forward purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 (UNAUDITED) continued

with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on June 30, 2007. As of June 30, 2007, this did not result in an impact to the Funds financial statements.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $24,209,915 which will expire according to the following schedule.

AMOUNT                                                             EXPIRATION
$1,051,059..................................................    December 31, 2007
   346,588..................................................    December 31, 2008
   544,017..................................................    December 31, 2010
 7,821,920..................................................    December 31, 2011
 7,206,408..................................................    December 31, 2012
 3,666,114..................................................    December 31, 2013
 3,573,809..................................................    December 31, 2014

    At June 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $144,939,618
                                                                ============
Gross tax unrealized appreciation...........................    $    198,334
Gross tax unrealized depreciation...........................      (1,405,224)
                                                                ------------
Net tax unrealized depreciation on investments..............    $ (1,206,890)
                                                                ============

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 (UNAUDITED) continued

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually.

    The tax character of distributions paid during the year ended December 31, 2006 was as follows:

Distributions paid from:
  Ordinary income...........................................    $7,159,999
  Long-term capital gain....................................           -0-
                                                                ----------
                                                                $7,159,999
                                                                ==========

    As of December 31, 2006, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................    $497,207

    Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2007, the Fund's custody fee was reduced by $4,349 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .30% of the average daily net assets.

    For the six months ended June 30, 2007, the Fund recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended June 30, 2007, the Fund recognized expenses of approximately $22,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2007, the Fund recognized expenses of approximately $117,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 (UNAUDITED) continued

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $115,974 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2007. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2007, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $11,000 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $12,900. Sales charges do not represent expenses to the Fund.

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2007 and the year ended December 31, 2006, transactions were as follows:

                                       FOR THE SIX MONTHS ENDED         FOR THE YEAR ENDED
                                            JUNE 30, 2007               DECEMBER 31, 2006
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................   1,489,690    $ 16,724,737     2,300,505    $ 25,974,711
  Class B...........................     172,865       1,960,901       442,723       5,046,950
  Class C...........................      92,913       1,047,661       310,042       3,515,756
  Class I...........................     529,598       5,947,584       196,108       2,215,187
                                      ----------    ------------    ----------    ------------
Total Sales.........................   2,285,066    $ 25,680,883     3,249,378    $ 36,752,604
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................     154,741    $  1,736,634       286,384    $  3,232,270
  Class B...........................      56,450         639,886       127,365       1,452,101
  Class C...........................      35,210         397,016        77,623         880,150
  Class I...........................       2,731          30,657         5,932          66,987
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........     249,132    $  2,804,193       497,304    $  5,631,508
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................  (1,523,753)   $(17,112,523)   (3,603,698)   $(40,698,514)
  Class B...........................    (709,394)     (8,043,710)   (2,130,403)    (24,297,302)
  Class C...........................    (605,840)     (6,835,228)   (1,292,841)    (14,674,974)
  Class I...........................     (16,247)       (182,505)      (61,999)       (701,010)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (2,855,234)   $(32,173,966)   (7,088,941)   $(80,371,800)
                                      ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 (UNAUDITED) continued

directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended June 30, 2007, the Fund received redemptions fees of approximately $600, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $36,290,404 and $26,117,130, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $10,854,922 and $25,769,230, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated to under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2007 were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2006............................        295
Futures Opened..............................................      1,099
Futures Closed..............................................       (986)
                                                                  -----
Outstanding at June 30, 2007................................        408
                                                                  =====

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 (UNAUDITED) continued

B. INTEREST RATE SWAPS The Fund may enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within unrealized appreciation/ depreciation on swap contracts. Upon cash settlement of the periodic payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. In addition, all counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if an when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

C. PURCHASED OPTION CONTRACTS An option contact gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.

7. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 (UNAUDITED) continued

8. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, Class A Shares purchased prior to October 1, 1999 are subject to an annual service fee of up to .25% of the average daily net assets attributable to such class of shares. Class A Shares purchased on or after October 1, 1999 are subject to an annual service fee of up to .15% of the average daily net assets attributable to such class of shares. Class B Shares purchased prior to October 1, 1999 are subject to a combined annual distribution and service fee of up to 1% of the average daily net assets attributable to such class of shares. All Class C Shares and Class B Shares purchased on or after October 1, 1999 are each subject to a combined annual distribution and service fee of up to .65% of the average daily net assets attributable to such class of shares. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $4,985,600 and $121,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote

10. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN LIMITED DURATION FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 34

  Van Kampen Limited Duration Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Limited Duration Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Limited Duration Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                   1 Parkview Plaza, Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                             30, 130, 230, 630
                                                                  LTMGSAR 8/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-02758P-Y06/07

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(1)  Code of Ethics -- Not applicable for semi-annual reports.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Limited Duration Fund

By:   /s/ Ronald E. Robison
      ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
     ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 9, 2007

By:  /s/ Stuart N. Schuldt
     ---------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: August 9, 2007